UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 27, 2010
BroadSoft, Inc.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

001-34777 (Commission File No.)	52-2130962 (IRS Employer Identification No.)
9737 Washingtonian Boulevard, Suite 350
Gaithersburg, Maryland 20878
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (301) 977-9440
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBITS
Explanatory Note
     Pursuant to an Asset Purchase Agreement dated as of October 12, 2010 and amended as of October 27, 2010, by and between BroadSoft Casabi, LLC (“BroadSoft Casabi”), a wholly owned subsidiary of BroadSoft, Inc. (the “Registrant”), and Casabi, Inc. (“Casabi”), BroadSoft Casabi acquired substantially all of the assets of Casabi used to provide its cloud-based personalized content and messaging applications (the “Acquisition”). The Acquisition was completed on October 27, 2010.
     The Registrant reported the closing of the Acquisition under Item 2.01 of its Current Report on Form 8-K filed on October 29, 2010 and undertook therein to file with the Securities and Exchange Commission (the “Commission”) the financial statements required by Item 9.01(a) of Form 8-K (the “Historical Financial Statements”) and the pro forma financial information required by Item 9.01(b) of Form 8-K (the “Pro Forma Financial Information”), in each case, in connection with the closing of the Acquisition, by amendment to the Form 8-K within 71 calendar days of November 2, 2010.
     The Historical Financial Statements and the Pro Forma Financial Information are being filed herewith under Item 9.01 of this Current Report on Form 8-K/A (Amendment No. 1).
Item 9.01. Financial Statements and Exhibits.
(a) Financial statements of businesses acquired.
     The balance sheets of Casabi as of December 31, 2008 and 2009 and September 30, 2010 (unaudited), the statements of operations of Casabi for the years ended December 31, 2008 and 2009 and the nine months ended September 30, 2009 and 2010 (unaudited), the statements of convertible redeemable preferred stock and of stockholders’ deficit of Casabi for the years ended December 31, 2008 and 2009 and the nine months ended September 30, 2010 (unaudited), the statements of cash flows of Casabi for the years ended December 31, 2008 and 2009 and the nine months ended September 30, 2009 and 2010 (unaudited), and the notes to the financial statements are included as Exhibit 99.1 and are hereby incorporated by reference.
(b) Pro forma financial information.
     The unaudited condensed pro forma combined balance sheet as of September 30, 2010, unaudited condensed pro forma combined statement of operations for the nine months ended September 30, 2010, unaudited condensed pro forma combined statement of operations for the year ended December 31, 2009 and the notes to unaudited condensed pro forma combined financial statements are included as Exhibit 99.2 and are hereby incorporated by reference.
(d) Exhibits:

23.1	Consent of Burr Pilger Mayer, Inc., Independent Accountants.

99.1	Financial statements of Casabi.

99.2	Unaudited condensed pro forma combined financial statements.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BROADSOFT, INC.
Dated: December 13, 2010	By:	/s/ Mary Ellen Seravalli
		Name:	Mary Ellen Seravalli
		Title:	Vice President and General Counsel

EXHIBITS

23.1	Consent of Burr Pilger Mayer, Inc., Independent Accountants.

99.1	Financial statements of Casabi.

99.2	Unaudited condensed pro forma combined financial statements.